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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust Corporation hereby constitute and appoint Dr. Josef Ackermann, John A. Ross, Douglas R. Barnard, James T. Byrne, Jr. and Troland S. Link, or any one of them, their true and lawful attorney or attorneys and agent or agents, with the power and authority to sign the names of the undersigned to the Annual Report on Form 10-K for the year 2000 of Bankers Trust Corporation pursuant to Section 13 of the Securities and Exchange Act of 1934 and any amendments thereto and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

March 21, 2001                           Bankers Trust Corporation


                                         By /S/ DR. JOSEF ACKERMANN
                                                --------------------------------
                                                Dr. Josef Ackermann
                                                Chairman of the Board


/S/ DR. JOSEF ACKERMANN
    -------------------------------------
    Dr. Josef Ackermann
    Chairman of the Board,
    Chief Executive Officer and Director
    (Principal Executive Officer)


/S/ DOUGLAS R. BARNARD
    -------------------------------------
    Douglas R. Barnard
    Chief Financial Officer
    (Principal Financial Officer)


/S/ RONALD HASSEN
    -------------------------------------
    Ronald Hassen
    Senior Vice President and Controller
    (Principal Accounting Officer)


84 Bankers Trust Corporation and its Subsidiaries

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                                                                  March 21, 2001

/S/ ROBERT B. ALLARDICE III
    ------------------------------------------------------------
    Robert B. Allardice III                             Director
    (elected a Director effective 7/01/00)


/S/ HANS H. ANGERMUELLER
    ------------------------------------------------------------
    Hans H. Angermueller                                Director


/S/ GEORGE B. BEITZEL
    ------------------------------------------------------------
    George B. Beitzel                                   Director


/S/ JESSICA P. EINHORN
    ------------------------------------------------------------
    Jessica P. Einhorn                                  Director
    (elected a Director effective 10/20/00)


/S/ WILLIAM R. HOWELL
    ------------------------------------------------------------
    William R. Howell                                   Director


/S/ HERMANN-JOSEF LAMBERTI
    ------------------------------------------------------------
    Hermann-Josef Lamberti                              Director


/S/ JOHN A. ROSS
    ------------------------------------------------------------
    John A. Ross                          President and Director


                               Bankers Trust Corporation and its Subsidiaries 85